UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2017

FLITWAYS TECHNOLOGY, INC.

NEVADA	000-55316	47-2489112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Point, Suite 300

Culver City, CA  90230

(Address of principal executive offices)

(855) 710-0915

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.

Entry into a Material Definitive Agreement.

On August 22, 2017, the Company entered into Equity Purchase Agreements (each a “Purchase Agreement” and collectively, the “Purchase Agreements”) with each of L2 Capital, LLC (”L2 Capital”) and Kodiak Capital Group, LLC (“Kodiak Capital”) (L2 Capital and Kodiak Capital are hereinafter each referred to as a “Purchaser” and collectively as the “Purchasers”). Under the Purchase Agreements, the Company may from time to time, in its discretion, sell shares of its common stock to each Purchaser for aggregate gross proceeds of up to $1,000,000. Unless terminated earlier, each Purchaser’s purchase commitment will automatically terminate on the earlier of the date on which such Purchaser shall have purchased Company shares pursuant to the Purchase Agreement for an aggregate purchase price of $1,000,000, or July 31, 2019. The Company has no obligation to sell any shares under any Purchase Agreement.

As provided in each Purchase Agreement, the Company may require the Purchaser to purchase shares of common stock from time to time by delivering a put notice to such Purchaser specifying the total number of shares to be purchased (such number of shares multiplied by the purchase price described below, the “Investment Amount”); provided there must be a minimum of ten trading days between delivery of each put notice. The Company may determine the Investment Amount provided that such amount may not be lower than $25,000. A Purchaser will have no obligation to purchase shares under the applicable Purchase Agreement to the extent that such purchase would cause such Purchaser to own more than 9.99% of the Company’s common stock (the “Beneficial Ownership Limitation”).

For each share of the Company’s common stock purchased under a Purchase Agreement, the Purchaser will pay a purchase price equal to 80% of the Market Price, which is defined as the lowest VWAP on the principal trading platform for the Common Stock, as reported by Bloomberg Finance L.P., during the five consecutive Trading Days including and immediately prior to the settlement date of the sale, which in most circumstances will be the trading day immediately following the “Put Date,” or the date that a put notice is delivered to the applicable Purchaser (the “Pricing Period”). Each Purchaser’s obligation to purchase shares is subject to customary closing conditions, including without limitation a requirement that a registration statement remain effective registering the resale by such Purchaser of the shares to be issued. A Purchase Agreement is not transferable and any benefits attached thereto may not be assigned.

Each Purchase Agreement contains covenants, representations and warranties of the Company and the Purchaser that are typical for transactions of this type. In addition, the Company and each Purchaser have granted each other customary indemnification rights in connection with the applicable Purchase Agreement. Each Purchase Agreement may be terminated by the Company at any time.

In connection with the Purchase Agreements, the Company also entered into Registration Rights Agreement with the applicable Purchaser requiring the Company to prepare and file, within 30 days, a registration statement registering the resale by such Purchaser of shares to be issued under the applicable Purchase Agreement, to use commercially reasonable efforts to cause such registration statement to become effective, and to keep such registration statement effective until (i) the date when such Purchaser may sell all the shares under Rule 144 without volume limitations, or (ii) the date such Purchaser no longer owns any of the shares.

As a commitment fee under the Purchase Agreements, the Company issued to each Purchaser a Convertible Promissory Note (each a “Note” and collectively, the “Notes”) dated August 11, 2017 in the principal amount of $57,500 with interest at the rate of 8% per annum payable six months from the issue date. The principal amount and accrued interest under each Note are convertible at the option of the holder into shares of the Company’s Common Stock at a Variable Conversion Price of 70% of the lowest trading price during the thirty trading day period prior to the conversion date. Conversion of the Notes is subject to the Beneficial Ownership Limitation.

As an additional commitment fee, the Company issued to each Purchaser a Common Stock Purchase Warrant (each a “Warrant” and collectively, the “Warrants”) to purchase up to 5,000,000 shares of the Company’s Common Stock at an initial exercise price of $0.10 per share. The exercise price and number of warrant shares are subject to adjustments provided for in the Warrant including full ratchet price protection for equity issuances. Exercise of the Warrants is subject to the Beneficial Ownership Limitation.

The foregoing description of the terms of the Purchase Agreements, the Registration Rights Agreements, the Notes and the Warrants does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements/instructions themselves, copies of which are filed as to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such documents (if any) are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 3.02.

Unregistered Sales of Equity Securities

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the Notes and Warrants, and the shares issuable upon any conversion or exercise thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

The offering of shares issuable under the Purchase Agreements was not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For such issuances, the Company is relying on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01.

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant issued to L2 Capital, LLC
4.2	Common Stock Purchase Warrant issued to Kodiak Capital Group, Inc. to L2 Capital, LLC
4.3	Convertible Note dated August 11, 2017 issued to L2 Capital, LLC
4.4	Convertible Note dated August 11, 2017 issued to Kodiak Capital Group, Inc.
10.1	Equity Purchase Agreement dated August 11, 2017 by and between Flitways, Inc. and L2 Capital, LLC
10.2	Equity Purchase Agreement dated August 11, 2017 by and between Flitways, Inc. and Kodiak Capital Group, Inc.
10.3	Registration Rights Agreement dated August 11, 2017 by and between Flitways, Inc. and L2 Capital, LLC
10.4	Registration Rights Agreement dated August 11, 2017 by and between Flitways, Inc. and Kodiak Capital Group, Inc.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Common Stock Purchase Warrant issued to L2 Capital, LLC
4.2	Common Stock Purchase Warrant issued to Kodiak Capital Group, Inc. to L2 Capital, LLC
4.3	Convertible Note dated August 11, 2017 issued to L2 Capital, LLC
4.4	Convertible Note dated August 11, 2017 issued to Kodiak Capital Group, Inc.
10.1	Equity Purchase Agreement dated August 11, 2017 by and between Flitways, Inc. and L2 Capital, LLC
10.2	Equity Purchase Agreement dated August 11, 2017 by and between Flitways, Inc. and Kodiak Capital Group, Inc.
10.3	Registration Rights Agreement dated August 11, 2017 by and between Flitways, Inc. and L2 Capital, LLC
10.4	Registration Rights Agreement dated August 11, 2017 by and between Flitways, Inc. and Kodiak Capital Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2017	FLITWAYS TECHNOLOGY, INC. By: /s/ Tobi Mac Aro President

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